PRESS RELEASE

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                          EXHIBIT INDEX


Exhibit No.      Description                 Page
-----------      -----------                 ----

 1            Press Release of New           Filed
              England Electric System        herewith
              issued March 14, 2000
              (RI order)

2             Press Release of New           Filed
              England Electric System        herewith
              issued March 15, 2000
              (MA order)

3             Press Release of New           Filed
              England Electric System        herewith
              issued March 15, 2000
              (SEC order)